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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of Event Requiring Report: August 6, 2003


                      NATIONAL MANAGEMENT CONSULTING, INC.
             (Exact name of registrant as specified in its charter)


         Delaware               000-28459                  22-3360133
(State of Incorporation) (Commission File Number)(IRS Employer Identification #)

                          Steven A. Horowitz, President
                      National Management Consulting, Inc.
        1120 Avenue of the Americas, Suite 4020, New York, New York 10036
                  --------------------------------------------
                    (Address of Principal Executive Offices)

                                 (212) 626-6702
                    ----------------------------------------
              (Registrant's telephone number, including area code)





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ITEM 4.          CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On August 6, 2003, the Registrant was officially notified by its Independent Auditor, Aaron Stein, CPA that he had resigned as the Independent Auditor of the Registrant. The Board of Directors accepted the resignation as of August 6, 2003.

On August 6, 2003, the management of the Registrant engaged Radin, Glass & Co. LLP, as its independent auditors to audit its financial statements for the fiscal year ended September 30, 2003. The decision to retain Radin, Glass & Co. LLP was approved by the Registrant's Board of Directors.

The audit reports of Aaron Stein, CPA on the Registrant's financial statements as of the previous three years of the reporting entity, and the review reports of Aaron Stein CPA on the Registrant's financial statements as of December 31, 2002 and for the three-month and year-to-date periods and the periods from inception of the reporting entity through each such date, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles other than the report was qualified as to the uncertainty of a going concern.

During the period of its engagement through August 6, 2003, there were no disagreements between Aaron Stein, CPA and the Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Aaron Stein, CPA, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Registrant's financial statements.

From inception of the reporting entity, the Registrant did not consult with Aaron Stein, CPA on items which involved (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Registrant's financial statements, or (iii) the subject matter of a disagreement or "reportable event."

The Registrant has furnished Aaron Stein, CPA with a copy of this report and has requested it to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of this letter is attached as Exhibit 16 to this Form 8-K.


ITEM 7.                FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

Exhibit Number    Description of Documents

         16 Letter from Aaron Stein, CPA to the Commission, dated August 6, 2003, concerning change in certifying accountant


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

         By: /s/ Steven A. Horowitz
         ---------------------------------
         Steven A. Horowitz
         President

Date:   August 6, 2003


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